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                              SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549



                                           FORM 8-K


                       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                                  THE SECURITIES ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  March 26, 1998


                                    MANUGISTICS GROUP, INC.
                    (Exact name of registrant as specified in its charter)




DELAWARE                            0-22154              52-1469385
(State or other                     (Commission          (I.R.S. Employer
jurisdiction                        File Number)         Identification No.)
of incorporation)




 2115 EAST JEFFERSON STREET, ROCKVILLE, MARYLAND                  20852
 (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (301) 984-5000






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ITEM 5.  OTHER EVENTS

        On March 26, 1998, the Company issued a press release announcing its earnings figures for its fourth fiscal quarter and for its fiscal year ended February 28, 1998. A copy of the press release is attached hereto as Exhibit
99.8 and is incorporated by reference herein.




ITEM 7.  EXHIBITS

Exhibit Number

        99.8 Press Release dated March 26, 1998.




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                                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MANUGISTICS GROUP, INC.


Date:   March 27, 1998                  By: /s/ PETER Q. REPETTI
                                            --------------------

                                             Peter Q. Repetti
                                             Senior Vice President and
                                              Chief Financial Officer
                                             (Principal Financial Officer and
                                              Chief Accounting Officer)





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                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION

99.8                                Press Release dated March 26, 1998